Exhibit 10.9(2)

EXECUTION VERSION

WAIVER AND SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 2, 2021, is entered into by and among AGILETHOUGHT, INC. (formerly known as AN GLOBAL INC), a Delaware corporation (“Ultimate Holdings”) and AN EXTEND, S.A. DE C.V., a sociedad anónima de capital variable incorporated and existing under the laws of Mexico (“AN Extend” and together with Ultimate Holdings, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings” and together with Ultimate Holdings, the “Holdings Companies”), the other Loan Parties party hereto, the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), GLAS USA LLC, as Administrative Agent for the Lenders, and GLAS AMERICAS LLC, as the Collateral Agent for the Lenders.

recitals

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of January 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain Events of Default have occurred and are continuing, and the Borrowers have requested that the Lenders waive such Events of Default;

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent, the Collateral Agent and the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent, the Collateral Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1 Amendments to Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 5 below, on the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in the correct alphabetical order and to amend and restate the definitions of “Affiliate,” “Change of Control,” “Material Contract,” “Net Cash Proceeds” and “Ultimate Holdings”:

“Affiliate” of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer, director, member, managing member or general partner of such Person (or of any Subsidiary of such Person) and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither Administrative Agent nor any Lender shall be deemed an Affiliate of any Loan Party. For purpose of the Loan Documents, on and after the effectiveness of the Second Amendment, unless otherwise agreed to by the Administrative Agent (acting at the written direction of the Required Lenders), the Equity Investors and their Affiliates shall be deemed Affiliates of, and holders of Equity Interests in, Ultimate Holdings.

“Change of Control” means, the occurrence of any of the following events:

(A)	at any time prior to the consummation of the SPAC Transaction: the Permitted Holders shall cease to (i) own and control, directly or indirectly, at least 67% of the outstanding Equity Interests of each of the Holdings Companies, (ii) possess the right to elect (through contract, ownership of voting securities or otherwise) at all times a majority of the board of directors (or similar governing body) of any of the Holdings Companies or any of the Borrowers, or (iii) possess the right to direct the management policies and decisions of any of the Holdings Companies or any of the Borrowers;

(B)	at any time after the consummation of the SPAC Transaction: any “person” or “group”, but excluding the Permitted Holders, shall become the “beneficial owner”, directly or indirectly, of more than 35.0% of the outstanding voting securities having ordinary voting power for the election of directors of the public company that Ultimate Holdings shall have merged with and into (the “Public Company”), unless the Permitted Holders shall have the right to appoint directors having more than 50.0% of the aggregate votes on the board of directors of the Public Company; and

(C)	at any time both before or after the consummation of the SPAC Transaction: (a) Ultimate Holdings shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of Intermediate Holdings, (b) each of the Holdings Companies shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of AN Extend or any borrower under the Senior Credit Facility, (c) except to the extent expressly permitted under Section 11.4(i), any of IT Global Holding LLC and 4th Source LLC shall cease to, directly or indirectly, (w) own and control 100% of each class of the outstanding Equity Interests of any of its Subsidiaries (other than Faktos INC, S.A.P.I. de C.V., Facultas Analytics, S.A.P.I. de C.V. and Anzen Soluciones, S.A. de C.V.), (x) prior to February 1, 2020, the ability to control 100% of the voting rights of the Equity Interests of Faktos INC, S.A.P.I. de C.V. or Facultas Analytics, S.A.P.I. de C.V.), (y) on and after February 1, 2020 own and control 100% of each class of the outstanding Equity Interests of Faktos INC, S.A.P.I. de C.V. or Facultas Analytics, S.A.P.I. de C.V., or (z) own and control 93% of each class of the outstanding Equity Interests of Anzen Soluciones, S.A. de C.V., (d) any sale of all or substantially all of the property or assets of any of the Loan Parties or their Subsidiaries, other than in a sale or transfer to a Loan Party (other than the SPAC Transaction), or (e) any “change of control” occurs under, and as defined in, any other Material Contract.

“LIV Equity Contribution Agreement” means that certain Equity Contribution Agreement, dated as of February 2, 2021, among Ultimate Holdings, LIVK, Administradora LIV Capital, S.A.P.I. de C.V. as manager of the Contrato de Fideicomiso Irrevocable de Emisión de Certificados Bursátiles Fiduciarios de Desarrollo Número F/2416 identified as “LIV Mexico Growth IV No. F/2416” (the “CKD”) and LIV Mexico Growth Fund IV, L.P. (the “LIV LP” and, together with CKD, the “Equity Investors”), in the form attached to the Second Amendment as Exhibit A pursuant to which the Equity Investors has agreed to provide a cash equity commitment in an aggregate amount equal to or greater than U.S.$20,000,000.

“LIVK” means LIV Capital Acquisition Corp., a Cayman Islands exempted company.

“LIVK PIPE” means those certain equity subscriptions consummated by LIVK prior to the closing of the SPAC Transaction as private placements under the Securities Act and in anticipation of the merger pursuant to PIPE Subscription Agreements in customary form.

“Material Contract” means, with respect to any Person, (a) each of the Specified Acquisition Agreement, (b) each contract or agreement to which such Person or any of its Subsidiaries is a party, which individually or in the aggregate comprise at least 10% of the gross revenues of the Consolidated Group, taken as a whole, over the most recently ended Computation Period, (c) each contract or agreement to which such Person or any of its Subsidiaries is a party (i) that relates to any Subordinated Debt, (ii) consisting of a Hedging Obligations in an amount that exceeds $500,000, or (iii) that relates to any other Debt in an aggregate amount of $500,000 or more (other than the Loan Documents), (d) the LIV Equity Contribution Agreement, and (e) each contract or agreement to which such Person or any of its Subsidiaries is a party, the breach, nonperformance, cancellation, failure to renew, or loss of which could reasonably be expected to result in a Material Adverse Effect.

“Net Cash Proceeds” means:

(a) with respect to any Asset Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party or Subsidiary thereof pursuant to such Asset Disposition net of (i) the direct costs relating to that sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by Borrowers to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to that Asset Disposition (other than the Loans).

(b) with respect to any issuance of Equity Interests, the aggregate cash proceeds received by any Loan Party or Subsidiary thereof pursuant to such issuance, net of the direct costs of non-Affiliates relating to such issuance (including sales and underwriters’ commissions);

(c) with respect to any issuance of Debt, the aggregate cash proceeds received by any Loan Party or Subsidiary thereof pursuant to such issuance, net of the direct costs of non-Affiliates of such issuance (including up-front, underwriters’ and placement fees); and

(d) with respect to the SPAC Transaction, the aggregate cash proceeds received by Ultimate Holdings or Subsidiary thereof from (i) cash released from LIVK’s trust account (after giving effect to redemptions therefrom by LIVK’s public shareholders) and (ii) the LIVK PIPE financing (including any third party financing entered into in connection therewith) that closes substantially concurrently with the SPAC Transaction, in each case net of attorneys’ fees, investment banking and other financial advisor fees, placement agent fees, accountants’ fees, printer fees, public relations firm fees, and other customary fees and expenses actually incurred in connection with the SPAC Transaction.

“SPAC Transaction” means a direct or indirect sale, merger, reorganization, recapitalization or other business combination or similar transaction by Ultimate Holdings to or with a special purpose acquisition corporation or Affiliate (the “SPAC”) thereof pursuant to bona fide definitive documentation that contains commercially reasonable terms (including, without limitation, reasonable closing conditions).

“Second Amendment” means that certain Waiver and Second Amendment to First Amended and Restated Credit Agreement, dated as of February 2, 2021, by and among the, Borrowers, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Ultimate Holdings” as defined in the preamble to this Agreement and any successor by merger pursuant to a SPAC Transaction consummated in accordance with Section 3 of the Second Amendment.

1.2 Section 6.2.2(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) concurrently with the receipt by any Loan Party of any other issuance of Equity Interests of any Loan Party (other than the issuance of Equity Interests pursuant to the LIV Equity Contribution Agreement or the SPAC Transaction), in an amount equal to 100% of such Net Cash Proceeds; provided that, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Senior Officer on behalf of the Borrowers to the effect that the Loan Parties intend to apply such Net Cash Proceeds (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Cash Proceeds, to consummate a Permitted Acquisition thereby, a Specified Permitted Investment thereof, or a Capital Expenditure thereby that is otherwise permitted under this Agreement, and certifying that no Event of Default has occurred and is continuing, then no such prepayment shall be required on (a) 75% of such Net Cash Proceeds in connection with any issuance of Equity Interests pursuant to an IPO, or (b) any Net Cash Proceeds in connection with any other issuance of Equity Interests of any Loan Party permitted hereunder; provided, further, that to the extent any such Net Cash Proceeds therefrom that have not been so applied by the end of such 365-day period, a prepayment shall be required in an amount equal to such Net Cash Proceeds that have not been so applied unless such 365-day period is extended by the Administrative Agent (acting at the written direction of the Required Lenders).

1.3 Section 10 of the Credit Agreement is hereby amended by adding a new Section 10.15 at the end thereof as follows:

10.15 (a) LIV Equity Investment. On or prior to March 22, 2021 (or such later date as may be agreed by the Required Lenders in their sole discretion), Ultimate Holdings shall have received cash investments in an aggregate amount equal to or greater than $20,000,000 pursuant to the LIV Equity Contribution Agreement.

1.4 Section 11.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

11.4 Mergers, Consolidations, Sales. Not, and not permit any Loan Party or Subsidiary thereof to, (a) be a party to any merger or consolidation, (b) sell, transfer, dispose of, convey or lease any of its assets or Equity Interests (including the sale of Equity Interests of any Subsidiary), (c) sell or assign with or without recourse any Accounts, or (d) purchase or otherwise acquire all or substantially all of the assets or any Equity Interests, or any partnership or joint venture interest in, any other Person or make any Acquisition, in all cases other than: (i) any such merger, consolidation, sale, transfer, acquisition, conveyance, lease, or assignment of or by any Borrower or Subsidiary with and into any Borrower or any Subsidiary so long as (t) no other provision of this Agreement would be violated thereby, (u) in the case of any such transactions with a Borrower, a Borrower shall be the surviving Person, (v) in the case of any such transactions with a Domestic Subsidiary, a Domestic Subsidiary shall be the surviving Person, (w) in the case of any such transactions with a Loan Party, a Loan Party shall be the surviving Person, (x) Borrower Representative gives Administrative Agent at least 15 days’ prior written notice of such merger or consolidation, (y) no Default or Event of Default has occurred and is continuing either before or after giving effect to that transaction, and (z) the Lenders’ rights in any Collateral, including the existence, perfection and priority of any Lien thereon, are not adversely affected by that merger or consolidation, (ii) Permitted Acquisitions, (iii) Permitted Asset Dispositions, (iv) an IPO by Ultimate Holdings otherwise permitted hereunder, and (v) a SPAC Transaction, so long as such SPAC Transaction is consummated in accordance with Section 3 of the Second Amendment.

1.5 Section 11.12.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

11.12.2 Total Leverage Ratio. Permit the Total Leverage Ratio of the Consolidated Group for any Computation Period to exceed the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Total Leverage Ratio
June 30, 2019	3.75:1.00
September 30, 2019	3.50:1.00
December 31, 2019	3.50:1.00
March 31, 2020	3.25:1.00
June 30, 2020	3.00:1.00
September 30, 2020	3.50:1.00
December 31, 2020	5.00:1.00
March 31, 2021	5.25:1.00
June 30, 2021	5.25:1.00
September 30, 2021	4.50:1.00
December 31, 2021	3.50:1.00
March 31, 2022 and each Computation Period ending thereafter	3.00:1.00

1.6 Section 13.1.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

13.1.3 Other Material Obligations. Default in the payment when due, or in the performance or observance of, any Material Contract or the Faktos/Facultas Trust Documents; provided that an immaterial default in the performance or observance of the LIV Equity Contribution Agreement shall not constitute an Event of Default under this Section 13.1.3.

1.7 Section 13.1.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

13.1.5. Non-Compliance with Loan Documents. (a) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.5, 10.2, 10.3(b), 10.5, 10.6, 10.10, 10.11, 10.12, 10.13, or 10.15, or Section 11, or (b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for 30 or more days after the earlier of (i) the date any Loan Party knows or reasonably should have known of such failure or (ii) the date of receipt by Borrower Representative (or any Borrower) of notice from the Required Lenders of such failure.

Section 2 Waiver. The Loan Parties (w) failed to remain in compliance with the maximum Total Leverage Ratio requirement set forth in Section 11.12.2 of the Credit Agreement with respect to the Computation Period ended September 30, 2020, (x) failed to deliver the annual audit report of the Consolidated Group for the Fiscal Year ended December 31, 2019 and the related financial statements and compliance certificate on the dates required for such deliveries as set forth in Section 10.1.1 and 10.1.3 of the Credit Agreement, and (y) are in breach of substantially similar covenants set forth in certain Senior Credit Facility Documents and, as a result, Events of Default have occurred and are continuing under Sections 13.1.2, 13.1.3 and 13.1.5 of the Credit Agreement (collectively, the “Specified Defaults”). Each Loan Party agrees and confirms that the Specified Defaults are the only Events of Default outstanding as of the date hereof. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders and the Administrative Agent (acting at the direction of the Required Lenders) hereby waive such Specified Defaults under the Credit Agreement; provided, however, that such waiver shall only apply to the Specified Defaults, and any other Events of Default, whether now existing or hereafter occurring, shall not be subject to or receive the benefit of such waiver. The Lenders and the Administrative Agent (acting at the direction of the Required Lenders) waive any requirement that default interest be paid in respect of the Specified Defaults waived hereunder. The parties hereto agree that the foregoing does not establish a custom or course of dealing among the Administrative Agent, the Collateral Agent, the Lenders, the Loan Parties or any other Person. For the avoidance of doubt, if this Amendment does not become effective pursuant to Section 5 hereof and/or this Amendment otherwise terminates prior to its effectiveness, nothing herein shall serve as a waiver by the Lenders of any Event of Default, and the Lenders reserve all rights and remedies with respect to any Event of Default.

Section 3 Consents. Notwithstanding anything to the contrary in any Loan Document, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders hereby: (i) consent to SPAC Transaction so long as, (A) both before and after giving effect to the SPAC Transaction no Default or Event of Default exists, and (B) such SPAC Transaction shall be consummated based on an implied enterprise value of Ultimate Holdings of not less than U.S.$480,000,000, with total equity cash proceeds (including cash investments pursuant to a “private investment in public equity”) raised of not less than U.S.$30,000,000, and (1) the Loan Parties’ and their Subsidiaries’ balance sheet cash plus (2) cash on the SPAC’s working capital balance sheet on the date of the consummation of the SPAC Transaction is not less than U.S.$10,000,000 (excluding proceeds from any Indebtedness and the effects of stretching amounts due under any accounts payable); and (ii) consent to the amendment of the certificate of incorporation of Ultimate Holdings substantially as required pursuant to Section 2.2 of the LIV Equity Contribution Agreement (the “Charter Amendment”); provided that (x) the Lenders are given three Business Days’ notice, and a copy, of such Charter Amendment prior to the filing thereof, and (y) the Charter Amendment is not adverse to the interests of the Lenders (unless otherwise agreed by the Required Lenders in writing). For the avoidance of doubt, the Lenders hereby agree that the terms of the Charter Amendment set forth in the Equity Term Sheet attached as Exhibit 3 to the LIV Equity Contribution Agreement are not adverse to the interests of the Lenders.

Section 4 Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 5 Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Amendment No. 2 Effective Date”):

5.1 The Administrative Agent and the Lenders shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders;

5.2 The Administrative Agent and the Lenders shall have received a fully executed copy of the Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of the date of this Amendment, amending the Senior Credit Facility in form and substance satisfactory to the Lenders;

5.3 The Administrative Agent and the Lenders shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 2 Effective Date, including all Attorney Costs of the Administrative Agent and the Lenders incurred prior to or on the Amendment No. 2 Effective Date;

5.4 All representations and warranties set forth in Section 6 hereof are true and correct; and

5.5 The Administrative Agent and the Lenders shall have received a fully executed and effective copy of the LIV Equity Contribution Agreement.

Section 6 Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

6.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

6.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

6.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

6.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 7 Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 7. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Collateral Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent, the Collateral Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 8 Miscellaneous.

8.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Intermediate Holdings and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

8.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

8.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

8.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

8.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

8.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

8.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

8.9 Administrative Agent and Collateral Agent Instruction. Each Lender party hereto, through its execution of this Amendment, hereby instructs each of the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AGILETHOUGHT, INC, as Borrower

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Chairman

AN EXTEND, S.A. de C.V., as Borrower

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN GLOBAL LLC, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

4th SOURCE LLC, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

IT GLOBAL HOLDING, LLC, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

QMX INVESTMENT HOLDINGS USA, as Loan Party

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

NORTH AMERICAN SOFTWARE S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

4TH SOURCE HOLDING CORP., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Sole Director

FACULTAS ANALYTICS, S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

FAKTOS INC, S.A.P.I. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

CUARTO ORIGEN, S. DE R.L. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

4TH SOURCE MEXICO, LLC, as Loan Party

By: 4TH Source LLC as Sole Member

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

AGS ALPAMA GLOBAL SERVICES MEXICO, S.A DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ENTREPIDS TECHNOLOGY INC., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

ENTREPIDS MEXICO, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGS ALPAMA GLOBAL SERVICES USA, LLC., as Loan Party

By: QMX INVESTMENT HOLDINGS USA, INC. as Sole Member

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

AN UX, S.A de C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN EVOLUTION, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN DATA INTELLIGENCE, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ANZEN SOLUCIONES, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

AN USA, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

AGS NASOFT SERVICIOS ADMINISTRATIVOS, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

NASOFT SERVICIOS ADMINISTRATIVOS, S.A DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGILETHOUGHT, LLC, as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Global Chief Executive Officer

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

INVERTIS, S.A. DE C.V., as Loan Party

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Sole Director

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

GLAS USA LLC, as Administrative Agent

By:	/s/ Lisha John
Name:	Lisha John
Title:	Vice President

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Lisha John
Name:	Lisha John
Title:	Vice President

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

BANCO NACIONAL DE MÉXICO S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8, as Tranche A Lender and Tranche A-2 Lender

By:	/s/ Andres Borrego
Name:	Andres Borrego
Title:	Attorney-in-Fact

By:	/s/ Manuel Ramos
Name:	Manuel Ramos
Title:	Managing Director

Signature page to Second Amendment

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P., as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Ana Mercedes Vidal Basagoitia
Name:	Ana Mercedes Vidal Basagoitia
Title:	Attorney-in-Fact

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, DIVISION FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST “NEXXUS CAPITAL VI” AND IDENTIFIED WITH NUMBER NO. F/173183,
as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Ana Mercedes Vidal Basagoitia
Name:	Ana Mercedes Vidal Basagoitia
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]

NEXXUS CAPITAL PRIVATE EQUITY FUND VI, L.P., as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Alejandro Gorozpe Barbara
Name:	Alejandro Gorozpe Barbara
Title:	Attorney-in-Fact

BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, DIVISION FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST “NEXXUS CAPITAL VI” AND IDENTIFIED WITH NUMBER NO. F/173183,
as Tranche B Lender and Tranche B-2 Lender

By:	/s/ Alejandro Gorozpe Barbara
Name:	Alejandro Gorozpe Barbara
Title:	Attorney-in-Fact

[Signature Page to Second Amendment to First Amended and Restated Credit Agreement]